EXHIBIT 10.1

                               Agreement to Extend

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EXHIBIT 10.1


                               Agreement to Extend


         The parties hereby agree to extend the Agreement and Plan of Reorganization for an additional 30 days.

BAYVIEW CORPORATION                                           XPENTION

/s/ Aaron Lamkin                                     /s/ David Kittrell
----------------------------                         --------------------------
Aaron Lamkin as attorney-in-                         David Kittrell
fact for Paul Ng